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                                                                   EXHIBIT 10.40



             COMPENSATION FOR DATAWORKS CORPORATION EXECUTIVE GROUP
                   UNDER THE 1996 EXECUTIVE COMPENSATION PLAN
          PER BOARD COMPENSATION COMMITTEE APPROVAL ON JANUARY 27, 1998


NAMED EXECUTIVE OFFICER                    1998 BASE SALARY*           1997 BONUS              1998 TARGET BONUS**
Stuart W. Clifton                               $325,000                $192,500                      100%
Robert C. Vernon                                $250,000                 $36,400                       50%
Mark Hellinger                                  $220,000                 $31,900                       50%
Norman R. Farquhar                              $210,000                 $80,000                       50%
Robert W. Brandel                               $200,000                 $80,000                       50%


* Effective January 1, 1998.
** As a percentage of base salary.



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